[USAA                        USAA MUTUAL FUND, INC.
EAGLE                             GROWTH FUND
LOOG (R)]              SUPPLEMENT DATED JANUARY 31, 2003
                               TO THE PROSPECTUS
                             DATED DECEMBER 1, 2002

EFFECTIVE JANUARY 31, 2003, JOANNE L. HOWARD REPLACED MARY BERSOT AS CO-MANAGER OF THE GROWTH FUND ON BEHALF OF DRESDNER RCM. PAGES 16-17 OF THE PROSPECTUS ARE AMENDED AS FOLLOWS TO REFLECT THIS CHANGE.

Joanne L. Howard, CFA, managing director, co-CIO, and senior portfolio manager, U.S. Large Cap Equities, is a member of the Equity Portfolio Management Team and has 38 years of experience in the investment management business. She joined Dresdner RCM in 1992. Ms. Howard has been president of both the Security Analysts of San Francisco and the Financial Women's Association of San Francisco. She is a graduate of the University of Wisconsin with a BBA (Phi Beta Kappa) and an MBA in finance.


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